Exhibit 99.1

CONTACT: Investors Karen Moran SuccessFactors, Inc. Investor Relations 650-645-4439 kmoran@successfactors.com

Media

Andrea Meyer

SuccessFactors, Inc.

Public Relations

415-370-7329

ameyer@successfactors.com

SuccessFactors Announces Record Fourth Quarter and Fiscal 2010 Results

Non-GAAP revenue grows 46 percent

•	Q410 billings hit an all-time high of $88.5 million, growing 41 percent year-over-year.

•

2010 cash generated from operations was approximately $43.4 million representing 182 percent growth over 2009. 2010 cash generated from operations was $43.4 million representing 182 percent growth over 2009.

•	Deferred revenue increases to a record $234.4 million; including backlog, revenue visibility grows to $417.5 million.

•	Initiates first quarter and full year fiscal 2011 guidance

SAN MATEO, Calif. – February 9, 2011 – SuccessFactors, Inc. (NASDAQ: SFSF) today announced results for its fourth quarter fiscal and fiscal year 2010 which ended December 31, 2010.

“SuccessFactors had an outstanding quarter and a great year in 2010. Once again the company achieved record quarterly results, highlighted by an all-time high in quarterly billings at $88.5 million, up 41 percent year-over-year,” said Lars Dalgaard, founder and CEO for SuccessFactors. “When we were at a $40 million revenue run rate we were growing more than 100 percent, and now at more than $200 million we are growing more than 40 percent. I’m proud that we continue to be one of the fastest growing public SaaS companies.”

Results for the fourth quarter fiscal 2010:

•

Q4 FY10 Non-GAAP Revenue: For the quarter ended December 31, 2010, non-GAAP revenue was approximately $61.7 million, compared to the company’s prior guidance of $55.5 million to $56.5 million, and compared to $42.2 million in the quarter ended December 31, 2009, an increase of approximately 46 percent year-over-year and an increase of 15 percent sequentially from Q310.

•

Q4 FY10 Non-GAAP Operating Profit: For the quarter ended December 31, 2010, the Company recognized non-GAAP operating income of $372,000 and GAAP loss from operations of $5.4 million. The non-GAAP operating income excludes approximately $9.1 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs and a $4.8 million gain on revaluation of contingent consideration for the quarter ended December 31, 2010.

•

Q4 FY10 Total Deferred Revenue and Backlog: Total deferred revenue as of December 31, 2010 was $234.4 million, up approximately 14 percent sequentially from approximately $206.1 million at September 30, 2010 and up approximately 29 percent year-over-year from $181.6 million at December 31, 2009. Unbilled backlog as of December 31,, 2010 totaled $183.1 million, up 28 percent from $143.1 million at December 31, 2009.

•

Q4 FY10 Cash Flow Generated from Operations: For the quarter ended December 31, 2010, cash flow generated from operating activities was approximately $13.9 million, up approximately 69 percent from the approximately $8.2 million for the quarter ended December 31, 2009.

•

Q4 FY10 Net Loss per Common Share: For the quarter ended December 31, 2010, on a GAAP basis, net loss per share was $0.05. On a non-GAAP basis, net income per share, basic and diluted, was $0.00. Non-GAAP net income per common share, both basic and diluted, excludes approximately $9.1 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs, a $4.8 million gain on revaluation of contingent consideration related to business combinations and $1.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform. This compares to non-GAAP net income per share of $0.01 in the third quarter of 2010 which excluded $8.5 million of stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs, a $3.1 million gain on revaluation of contingent consideration related to business combinations and $3.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, and non-GAAP net income per share of $0.01 in the fourth quarter of 2009 which excluded $3.0 million of stock-based compensation. For the fourth quarter of 2010, GAAP net loss per common share calculations assume a weighted share count of approximately 76.4 million. Non-GAAP net income per common share calculations assume average weighted basic and diluted share counts of approximately 76.4 million shares and 84.0 million shares, respectively.

SuccessFactors’ results for fiscal year 2010:

•

FY 2010 Non-GAAP Revenue: Fiscal 2010 non-GAAP revenue was approximately $209.4 million, compared to prior guidance of $203.2 million to $203.7 million for the year. Compared to fiscal 2009 revenue of approximately $153.1 million, 2010 revenue increased 37 percent year over year.

•

FY 2010 Cash Flow Generated from Operations: For the fiscal year ended December 31, 2010, the company generated approximately $43.4 million of cash from its operating activities, compared to $15.4 million generated from operations in fiscal 2009. Total cash, cash equivalents and marketable securities at December 31, 2010 were approximately $356.5 million, up $33.2 million, or 10 percent, from the same date last year, and an increase of 7 percent sequentially from September 30, 2010.

•

FY 2010 Net Loss per Common Share: On a GAAP basis, for the year ended December 31, 2010, net loss per share was $0.17. Non-GAAP net income per common share, basic and diluted was $0.07 which excludes approximately $27.2 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs, an approximately $7.9 million revaluation gain on of contingent consideration related to business combinations and approximately $5.0 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform. This compares to a non-GAAP net loss per share of ($0.04) for the prior year which excluded $10.4 million of stock-based compensation expense. GAAP net loss per common share calculations assume average weighted basic share count of 73.9 million. Non-GAAP net income per common share calculations assume average weighted basic and diluted share counts of approximately 73.9 million shares and 80.9 million shares.

For Additional Fourth Quarter Fiscal 2010 Highlights please visit:

http://www.successfactors.com/press-releases/

Guidance:

SuccessFactors is initiating guidance for its first quarter fiscal 2011 and full fiscal year 2011, as of February 9, 2011.

•

Q1 FY11: Non-GAAP revenue for the company’s first fiscal quarter is projected to be in the range of approximately $62.5 million to $63.5 million. Note that non-GAAP revenue includes the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. Non-GAAP net income per common share, basic and diluted, is expected to be breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, integration costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 77.5 million shares and 84.3 million shares, respectively.

•

Full Year 2011: Non-GAAP revenue for the company’s full fiscal 2011 is expected to be in the approximate range of $265 million to $270 million, which is an increase of approximately 25 percent when compared to fiscal 2010. The company now expects non-GAAP net income per common share for fiscal 2011 to be approximately breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, integration costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 78.9 million shares and 85.6 million shares, respectively.

Q410 Financial Results Conference Call:

SuccessFactors will host a conference call today at 2:00 p.m. (PT) / 5:00 p.m. (ET) to discuss the fourth quarter and fiscal 2010 financial results with the investment community. A live web broadcast of the event will be available on SuccessFactors’ Investor Relations website at http://www.successfactors.com/investor. A live domestic dial-in is available at (877) 398-2615 or (702) 495-1086 internationally. A domestic replay will be available at (800) 642-1687 or (706) 645-9291 internationally, passcode 38612258, and available via webcast replay until February 19th, 2011.

Use of Non-GAAP Financial Information:

SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors in this press release exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration and any revaluation of contingent consideration or write-downs for fair value accounting related to business combinations and any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform. The company defines billings as revenue plus change in total deferred revenue. Non-GAAP revenue includes revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules.

About SuccessFactors, Inc.

SuccessFactors is the global leader in Business Execution Software. The SuccessFactors Business Execution (BizX) Suite, which is delivered through the cloud, improves business alignment, team execution and people performance to drive results for companies of all sizes. Across 168 countries and

34 languages, more than 8 million users and 3,000 companies leverage SuccessFactors every day, up from approximately 300,000 users and 100 companies in 2003. BizX bridges the gap between strategy and success by allowing every person in an organization to execute against their goals better and faster. SuccessFactors’ recent acquisitions of YouCalc, Inform and CubeTree supplement SuccessFactors’ core BizX strategy with integrated solutions that align with SuccessFactors’ mission of helping companies get work done by delivering robust business insights and improved collaboration. To learn more, visit: http://www.successfactors.com/.

Execution Is The Difference™

Follow us: http://twitter.com/SuccessFactors

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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs. These forward-looking statements include statements about expected non-GAAP revenue, non-GAAP net income and market demand. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to retain customers and to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; pricing pressures; the fact that the business execution market is at an early stage of development, and may not develop as rapidly as we anticipate; risks related to the integration of the acquisitions, including retaining customers and employees and managing geographically-dispersed operations; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; the impact of any discovered product defects or outages; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; the impact of unforeseen expenses, including as a result of integrating acquisitions; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect these forward-looking statements is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K and in our most recent report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.

These documents are or will be available in the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor. Information on our website is not part of this release.

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SuccessFactors, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	As of December 31, 2010	As of December 31, 2009
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$75,384	$76,618
Marketable securities	281,073	246,629
Accounts receivable, net of allowance for doubtful accounts	80,440	57,611
Deferred commissions	7,106	5,950
Prepaid expenses and other current assets	8,022	5,679

Total current assets	452,025	392,487
Restricted cash	913	931
Property and equipment, net	8,737	5,787
Deferred commissions, less current portion	12,854	9,233
Goodwill	64,077	—
Intangible assets	37,832	—
Other assets	975	259

Total assets	$577,413	$408,697

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$7,254	$794
Accrued expenses and other current liabilities	11,433	7,220
Accrued employee compensation	23,467	14,546
Deferred revenue	219,868	160,356
Contingent consideration	5,200	—

Total current liabilities	267,222	182,916

Deferred revenue, net of current portion	14,577	21,268
Long-term taxes payable	1,987	1,643
Contingent consideration, less current portion	21,050	—
Other long-term liabilities	1,248	367

Total liabilities	306,084	206,194

Stockholders’ equity:
Common stock	78	72
Additional paid-in capital	499,342	421,419
Accumulated other comprehensive income	3,258	(89)
Accumulated deficit	(231,349)	(218,899)

Total stockholders’ equity	271,329	202,503

Total liabilities and stockholders’ equity	$577,413	$408,697

(1)	The condensed consolidated balance sheet as of December 31, 2009 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.

Condensed Consolidated Statement of Operations

(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
	With Adoption of ASU 2009-13		With Adoption of ASU 2009-13
Revenue
Subscription and support	$46,652	$34,191	$163,682	$122,028
Professional services and other	13,500	8,018	42,244	31,026

Total revenue	60,152	42,209	205,926	153,054
Cost of revenue (1)
Subscription and support	8,313	5,065	26,552	17,763
Professional services and other	9,377	4,991	29,939	17,560

Total cost of revenue	17,690	10,056	56,491	35,323

Total gross profit	42,462	32,153	149,435	117,731

Operating expenses: (1)
Sales and marketing	29,463	21,304	99,051	80,431
Research and development	12,192	6,458	39,892	24,427
General and administrative	11,067	6,457	35,941	24,995
Revaluation of contingent consideration	(4,818)	—	(7,874)	—

Total operating expenses	47,904	34,219	167,010	129,853

Loss from operations	(5,442)	(2,066)	(17,575)	(12,122)

Unrealized gain on intercompany loan	1,501	—	4,954	—
Interest income (expense) and other, net	647	(13)	1,414	810

Loss before provision for income taxes	(3,294)	(2,079)	(11,207)	(11,312)

Provision for income taxes	(757)	(580)	(1,243)	(1,322)

Net loss	$(4,051)	$(2,659)	$(12,450)	$(12,634)

Net loss per common share, basic and diluted	$(0.05)	$(0.04)	$(0.17)	$(0.21)

Shares used in computing net loss per common share, basic* and diluted	76,426	67,674	73,939	59,534

(1)	Amounts include stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs as follows:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Cost of revenue	$2,457	$428	$6,059	$1,417
Sales and marketing	2,653	1,218	8,810	4,451
Research and development	1,170	450	3,742	1,354
General and administrative	2,806	902	8,542	3,195

	$9,086	$2,998	$27,153	$10,417

*	Excludes 561,883 shares held in escrow in connection with Inform and Cubetree acquisitions

SuccessFactors, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Cash flow from operating activities:
Net loss	$(4,051)	$(2,659)	$(12,450)	$(12,634)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,571	1,049	5,645	3,964
Gain (loss) on retirement/impairment of fixed asset	(1)	1	75	(62)
Amortization of deferred commissions	3,568	1,985	10,120	7,383
Stock-based compensation expense	6,650	2,998	22,038	10,417
Amortization of intangibles	1,636	—	3,118	—
Revaluation of contingent consideration	(4,818)	—	(7,874)	—
Unrealized gain on intercompany loan*	(1,501)	—	(4,954)	—
Changes in assets and liabilities:
Accounts receivable	(24,322)	(14,749)	(21,044)	(13,165)
Deferred commissions	(6,230)	(4,715)	(14,896)	(10,553)
Prepaid expenses and other current assets	649	1,315	(2,164)	(2,455)
Other assets	(497)	262	(715)	(61)
Accounts payable	4,926	585	5,511	(1,166)
Accrued expenses and other current liabilities	418	667	2,888	(1,469)
Accrued employee compensation	6,998	426	8,312	2,387
Long-term taxes payable	308	232	344	787
Other liabilities	198	192	190	200
Deferred revenue	28,358	20,608	49,213	31,827

Net cash provided by operating activities	13,860	8,197	43,357	15,400

Cash flow from investing activities:
Restricted cash	120	120	118	317
Prepaid acquisition costs	—	—	—	—
Capital expenditures	(2,844)	(1,320)	(6,040)	(2,844)
Proceeds from sale of assets	—	—	1	88
Acquisitions, net of cash acquired	—	—	(26,089)	—
Purchases of available-for-sale securities	(127,622)	(210,580)	(400,355)	(323,537)
Sale and maturity of available-for-sale securities	113,610	34,653	364,463	109,188

Net cash used in investing activities	(16,736)	(177,127)	(67,902)	(216,788)

Cash flow from financing activities:
Proceeds from follow-on offerings	—	203,055	(111)	203,055
Proceeds from exercise of stock options, net	11,709	1,506	22,657	5,025
Principal payments on capital lease obligations	(4)	(29)	(4)	(56)

Net cash provided by financing activities	11,705	204,532	22,542	208,024

Effect of exchange rate changes on cash and cash equivalents	(17)	(22)	769	123

Net increase (decrease) in cash and cash equivalents	8,812	35,580	(1,234)	6,759
Cash and cash equivalents at beginning of period	66,572	41,038	76,618	69,859

Cash and cash equivalents at end of period	$75,384	$76,618	$75,384	$76,618

*	In the third quarter of fiscal 2010, the Company included a $3.5 million unrealized foreign exchange gain on an intercompany loan in effect of exchange rate changes on cash and cash equivalents in its consolidated statement of cash flows. This unrealized gain is more properly reflected as an adjustment to reconcile net loss to net cash provided by operating activities; therefore net cash provided by operating activities for the nine months ended September 30, 2010 was higher by $3.5 million. The accompanying consolidated statement of cash flows for the year ended December 31, 2010 reflects this gain as an adjustment to reconcile net loss to net cash provided by operating activities. This change had no impact on cash and cash equivalents, the consolidated statement of operations or the consolidated balance sheet.

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Non-GAAP Revenue
Revenue	$60,152	$42,209	$205,926	$153,054
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,546	—	3,438	—

Non-GAAP Revenue	$61,698	$42,209	$209,364	$153,054

Revenue Visibility
Ending total deferred revenue	$234,445	$181,624	$234,445	$181,624
Backlog	183,072	143,138	183,072	143,138

Revenue Visibility	$417,517	$324,762	$417,517	$324,762

Billings reconciliation:
GAAP Revenue	$60,152	$42,209	$205,926	$153,054

Ending total deferred revenue	234,445	181,624	234,445	181,624
Less: Beginning total deferred revenue	206,087	161,016	181,624	149,798
Less: Beginning total deferred revenue from acquisitions	—	—	3,573	—

Change in total deferred revenue	28,358	20,608	49,248	31,826

Billings (revenue plus change in total deferred revenue)	$88,510	$62,817	$255,174	$184,880

Billings profit and margin reconciliation:
Billings revenue	$88,510	$62,817	$255,174	$184,880
Non-GAAP total cost of revenue and operating expenses (total spend)	61,326	41,277	204,222	154,759

Billings profit	$27,184	$21,540	$50,952	$30,121

Billings margin	31%	34%	20%	16%

Net loss and net loss per share reconciliations:
GAAP net loss	$(4,051)	$(2,659)	$(12,450)	$(12,634)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,546	—	3,438	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	9,086	2,998	27,153	10,417
(c) Revaluation of contingent consideration	(4,818)	—	(7,874)	—
(d) Foreign exchange unrealized gain on intercompany acquisition loan related to Inform	(1,501)	—	(4,954)	—

Non-GAAP net income (loss) excluding stock-based compensation expense and other items	$262	$339	$5,313	$(2,217)

GAAP net loss per common share - basic and diluted	$(0.05)	$(0.04)	$(0.17)	$(0.21)

Non-GAAP net income (loss) per common share (excluding stock-based compensation expense and other items) - basic	$0.00	$0.01	$0.07	$(0.04)

Non-GAAP net income (loss) per common share (excluding stock-based compensation expense and other items) - diluted	$0.00	$0.01	$0.07	$(0.04)

GAAP shares used in computing net loss per common share, basic	76,426	67,674	73,939	59,534

GAAP shares used in computing net loss per common share, diluted	83,987	67,674	80,971	59,534

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$65,594	$44,275	$223,501	$165,176
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	9,086	2,998	27,153	10,417
(c) Revaluation of contingent consideration	(4,818)	—	(7,874)	—

Non-GAAP total cost of revenue and operating expenses (total spend)	$61,326	$41,277	$204,222	$154,759

Gross profit and gross margin reconciliations:
GAAP gross profit	$42,462	$32,153	$149,435	$117,731
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,546	—	3,438	—
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,457	428	6,059	1,417

Non-GAAP gross profit	$46,465	$32,581	$158,932	$119,148

GAAP gross margin percentage	71%	76%	73%	77%

Non-GAAP gross margin percentage	75%	77%	76%	78%

Cost of revenue reconciliation:
GAAP cost of revenue	$17,690	$10,056	$56,491	$35,323
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,457	428	6,059	1,417

Non-GAAP cost of revenue	$15,233	$9,628	$50,432	$33,906

Total operating expenses reconciliation:
GAAP operating expenses	$47,904	$34,219	$167,010	$129,853
(b2) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	6,629	2,570	21,094	9,000
(c) Revaluation of contingent consideration	(4,818)	—	(7,874)	—

Non-GAAP operating expenses	$46,093	$31,649	$153,790	$120,853

Total sales and marketing reconciliation:
GAAP sales and marketing	$29,463	$21,304	$99,051	$80,431
(b3) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,653	1,218	8,810	4,451

Non-GAAP sales and marketing	$26,810	$20,086	$90,241	$75,980

Total research and development reconciliation:
GAAP research and development	$12,192	$6,458	$39,892	$24,427
(b4) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	1,170	450	3,742	1,354

Non-GAAP research and development	$11,022	$6,008	$36,150	$23,073

Total general and administrative reconciliation:
GAAP general and administrative expenses	$11,067	$6,457	$35,941	$24,995
(b5) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,806	902	8,542	3,195

Non-GAAP general and administrative	$8,261	$5,555	$27,399	$21,800

Operating margin reconciliation:
GAAP loss from operations	$(5,442)	$(2,066)	$(17,575)	$(12,122)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,546	—	3,438	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	9,086	2,998	27,153	10,417
(c) Revaluation of contingent consideration	(4,818)	—	(7,874)	—

Non-GAAP income (loss) from operations less stock-based compensation and other items	$372	$932	$5,142	$(1,705)

Non-GAAP Revenue	$61,698	$42,209	$209,364	$153,054

Non-GAAP operating margin percentage	1%	2%	2%	-1%

Free cash flow reconciliation:
Net cash provided by operating activities	$13,860	$8,197	$43,357	$15,400
Less: Capital expenditures	(2,844)	(1,320)	(6,040)	(2,844)

Free cash flow	$11,016	$6,877	$37,317	$12,556